UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21911

                 OLD MUTUAL ABSOLUTE RETURN MASTER FUND, L.L.C.
               (Exact name of registrant as specified in charter)

                                   ----------

                          800 Westchester Avenue, S-618
                            Rye Brook, New York 10573
               (Address of principal executive offices) (Zip code)

                          SEI Investments Distributors
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-888-266-2200

                        DATE OF FISCAL YEAR END: MARCH 31

                    DATE OF REPORTING PERIOD: MARCH 31, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

Old Mutual Absolute Return Master Fund, L.L.C.

Financial Statements

For the year ended March 31, 2009

                 Old Mutual Absolute Return Master Fund, L.L.C.
                                Table of Contents

Financial Statements:

Report of Independent Registered Public Accounting Firm .................      1
Schedule of Investments .................................................      2
Statement of Assets and Liabilities .....................................      4
Statement of Operations .................................................      5
Statements of Changes in Members' Capital ...............................      6
Statement of Cash Flows .................................................      7
Financial Highlights ....................................................      8
Notes to Financial Statements ...........................................      9
Board of Managers and Officers of the Fund (unaudited) ..................     24

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll free (888) 266-2200; and (ii) on the Commission's website at http://www.sec.gov.

Certified     Rothstein, Kass & Company, P.C.   Beverly Hills
Public        4 Becker Farm Road                Dallas
Accountants   Roseland, NJ 07068                Denver
              TEL 973.994.6666                  Grand Cayman
              FAX 973.994.0337                  New York
              www.rkco.com                      Roseland
                                                San Francisco
                                                Walnut Creek

(ROTHSTEIN KASS LOGO)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Members of Old Mutual Absolute Return Master Fund, L.L.C.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Old Mutual Absolute Return Master Fund, L.L.C. (the "Fund") as of March 31, 2009, and the related statements of operations, changes in members' capital, cash flows and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in members capital and financial highlights for the year ended March 31, 2008 and the financial highlights for the period November 1, 2006 (commencement of operations) through March 31, 2007 were audited by an independent registered public accounting firm whose report dated May 29, 2008 expressed an unqualified opinion on those statements and the financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2009, by correspondence with the custodian and portfolio funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Old Mutual Absolute Return Master Fund, L.L.C. as of March 31, 2009, the results of its operations, changes in members capital, cash flows and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.


(ROTHSTEIN, KASS & COMPANY, P.C.)

Roseland, New Jersey
May 28, 2009

         An independent firm associated with AGN International Ltd    (AGN LOGO)

                 Old Mutual Absolute Return Master Fund, L.L.C.
                             Schedule of Investments
                                 March 31, 2009

           INVESTMENT STRATEGIES AS A PERCENTAGE OF TOTAL INVESTMENTS

                                  (PIE CHART)

CTA/Futures/Currency -   14.9%
Equity Long Bias -       10.8%
Equity Market Neutral -  12.9%
Equity Variable Bias -   33.2%
Event Driven -            4.5%
Global Macro -           10.7%
Equity Short Bias -       4.2%
Relative Value -          8.8%

                                                                             % OF
                                                                 FAIR       MEMBERS'
PORTFOLIO FUND                                     COST          VALUE      CAPITAL *    LIQUIDITY **
--------------                                  ----------    ----------    ---------    ------------
CTA/FUTURES/CURRENCY:
Nias Futures Fund, Ltd. (Shares: 539.600)       $  539,600    $  535,067       3.35%      Quarterly
Tudor Tensor Fund, Ltd.                          1,472,825     1,421,819       8.91%      Quarterly
                                                ----------    ----------      -----
   TOTAL CTA/FUTURES/CURRENCY                    2,012,425     1,956,886      12.26%
                                                ----------    ----------      -----
EQUITY LONG BIAS:
JANA Partners Qualified, L.P.                      698,000       612,747       3.84%      Quarterly
JANA Piranha Fund, L.P.                            750,000       490,901       3.08%      Quarterly
Renaissance Institutional Equities Fund, LLC       397,497       312,043       1.95%       Monthly
                                                ----------    ----------      -----
   TOTAL EQUITY LONG BIAS                        1,845,497     1,415,691       8.87%
                                                ----------    ----------      -----
EQUITY MARKET NEUTRAL:
Marshall Wace Market Neutral TOPS Fund, L.P.       650,000       562,097       3.52%       Monthly
Two Sigma Spectrum U.S. Fund, L.P.               1,000,000     1,127,865       7.06%      Quarterly
                                                ----------    ----------      -----
   TOTAL EQUITY MARKET NEUTRAL                   1,650,000     1,689,962      10.58%
                                                ----------    ----------      -----

                 Old Mutual Absolute Return Master Fund, L.L.C.
                       Schedule of Investments (concluded)
                                 March 31, 2009

                                                                                   % OF
                                                                      FAIR       MEMBERS'
PORTFOLIO FUND                                          COST         VALUE      CAPITAL *     LIQUIDITY **
--------------                                      -----------   -----------   ---------   ---------------
EQUITY SHORT BIAS:
Galante Partners, L.P.                              $   479,394   $   557,293      3.49%       Quarterly
                                                    -----------   -----------     -----
   TOTAL EQUITY SHORT BIAS                              479,394       557,293      3.49%
                                                    -----------   -----------     -----
EQUITY VARIABLE BIAS:
7x7 Institutional Partners, L.P.                        833,000       929,649      5.82%        Monthly
Brevan Howard Equity Strategies Fund, L.P.              650,000       588,590      3.68%        Monthly
Cedar Hill Capital Partners Onshore, L.P.               122,477       984,887      6.17%       Quarterly
FrontPoint Onshore Financial Services Fund, L.P.        500,000       539,781      3.38%       Quarterly
GEM Realty Securities, L.P. -- Class A                  375,000       366,254      2.30%        Annually
GEM Realty Securities, L.P. -- Class B                  375,000       366,254      2.30%       Quarterly
Longbow Infrastructure, L.P.                            650,000       582,383      3.65%       Quarterly
                                                    -----------   -----------     -----
   TOTAL EQUITY VARIABLE BIAS                         3,505,477     4,357,798     27.30%
                                                    -----------   -----------     -----
EVENT DRIVEN:
GoldenTree Partners, L.P.                               858,000       575,370      3.60%     Quarterly ***
Greywolf Capital Partners II, L.P.                        8,509         8,695      0.05%         ****
                                                    -----------   -----------     -----
   TOTAL EVENT DRIVEN                                   866,509       584,065      3.65%
                                                    -----------   -----------     -----
GLOBAL MACRO:
COMAC Global Macro Fund, Ltd. (Shares: 5,724.467)       782,186       822,402      5.15%        Monthly
Remington Investment Strategies, L.P.                   650,000       579,186      3.63%       Annually
                                                    -----------   -----------     -----
   TOTAL GLOBAL MACRO                                 1,432,186     1,401,588      8.78%
                                                    -----------   -----------     -----
RELATIVE VALUE:
D.E. Shaw Composite Fund, LLC                         1,000,000       902,457      5.65%     Quarterly ***
Ellington Mortgage Partners, L.P.                       329,144       255,140      1.60%    Quarterly *****
                                                    -----------   -----------     -----
   TOTAL RELATIVE VALUE                               1,329,144     1,157,597      7.25%
                                                    -----------   -----------     -----
   TOTAL PORTFOLIO FUNDS                            $13,120,632   $13,120,880     82.18%
                                                    ===========   ===========     =====

*    Percentages are based on Members' Capital at March 31, 2009, of
     $15,965,551.

** Liquidity terms shown apply after lock-up provisions. Please see Note 10.L of the Notes to the Financial Statements.

***  Portfolio Fund restricted redemptions.

**** Represents a side pocket balance which will be liquidated upon monetization of assets held in the side pocket.

***** The Fund is in the process of liquidating its portfolio.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                       Statement of Assets and Liabilities
                                 March 31, 2009

ASSETS
Investments in Portfolio Funds, at fair value (cost $13,120,632)   $13,120,880
Cash                                                                 3,637,875
Receivable for investments sold                                        396,293
Fund investments made in advance                                       350,000
Due from Old Mutual Absolute Return Fund, L.L.C.                       110,023
Prepaid insurance fees                                                   1,322
Interest receivable                                                        917
                                                                   -----------
   TOTAL ASSETS                                                     17,617,310
                                                                   -----------
LIABILITIES
Redemption payable                                                   1,460,002
Professional fees payable                                              100,000
Payable to Adviser                                                      88,257
Board of Managers' fees payable                                          1,875
Administration fees payable                                              1,250
Other accrued expenses                                                     375
                                                                   -----------
   TOTAL LIABILITIES                                                 1,651,759
                                                                   -----------
   NET ASSETS                                                      $15,965,551
                                                                   ===========
MEMBERS' CAPITAL
Net capital                                                        $14,827,790
Accumulated net investment loss                                       (527,896)
Accumulated net realized gain on Portfolio Funds                     1,750,902
Net unrealized appreciation/depreciation
   on investments in Portfolio Funds                                   (85,245)
                                                                   -----------
   TOTAL MEMBERS' CAPITAL                                          $15,965,551
                                                                   ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                            Statement of Operations
                       For the year ended  March 31, 2009

INVESTMENT INCOME:
   Interest                                          $    49,652
                                                     -----------
EXPENSES:
   Professional fees                                     111,590
   Insurance fees                                         14,546
   Due diligence fees                                     14,180
   Board of Managers' fees                                 7,500
   Administration fee                                      5,257
   Custody fee                                             1,500
   Filing fees                                               585
   Other expenses                                          4,320
                                                     -----------
      Total expenses                                     159,478
                                                     -----------
NET INVESTMENT LOSS                                     (109,826)
                                                     -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS IN PORTFOLIO FUNDS
Net realized gain on investments in Portfolio
   Funds                                               1,137,729
Net change in unrealized appreciation/depreciation
   on investments in Portfolio Funds                  (1,310,281)
                                                     -----------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS IN PORTFOLIO FUNDS                    (172,552)
                                                     -----------
NET DECREASE IN MEMBERS' CAPITAL
   DERIVED FROM INVESTMENT ACTIVITIES                $  (282,378)
                                                     ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Statements of Changes in Members' Capital

                                                         For the year     For the year
                                                             ended            ended
                                                        March 31, 2009   March 31, 2008
                                                        --------------   --------------
FROM INVESTMENT ACTIVITIES:
   Net investment loss*                                  $  (109,826)     $  (306,895)
   Net realized gain on investments in Portfolio
      Funds                                                1,137,729          618,091
   Net change in unrealized appreciation/depreciation
      on investments in Portfolio Funds                   (1,310,281)         690,424
                                                         -----------      -----------
      Net increase (decrease) in Members' Capital
         derived from investment activities                 (282,378)       1,001,620
                                                         -----------      -----------
MEMBERS' CAPITAL TRANSACTIONS:
   Proceeds from sales of Interests                        5,583,753        1,481,395
   Redemptions of Interests                               (2,293,032)        (542,328)
                                                         -----------      -----------
      Total Members' Capital Transactions                  3,290,721          939,067
                                                         -----------      -----------
NET INCREASE IN MEMBERS' CAPITAL:                          3,008,343        1,940,687
Members' Capital at Beginning of Year                     12,957,208       11,016,521
                                                         -----------      -----------
Members' Capital at End of Year                          $15,965,551      $12,957,208
                                                         ===========      ===========
ACCUMULATED NET INVESTMENT LOSS                          $  (527,896)     $  (418,070)
                                                         ===========      ===========

*    Investment income less net expenses.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                            Statement of Cash Flows
                       For the year ended March 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in Members' Capital derived from investment activities       $  (282,378)
Adjustments to reconcile net decrease in Members' Capital derived from investment activities to net cash used in operating activities:
   Purchases of Portfolio Funds, at fair value                             (9,469,611)
   Proceeds from sales of Portfolio Funds                                   6,889,192
   Net realized gain on sale of
      investments in Portfolio Funds                                       (1,137,729)
   Net change in unrealized appreciation/depreciation
      on investments in Portfolio Funds                                     1,310,281
   Changes in operating assets and liabilities:
   Decrease in receivable for Investments sold                                677,300
   Increase in prepaid insurance fees                                          (1,322)
   Decrease in interest receivable                                              3,080
   Decrease in Fund Investments Made in Advance                               900,000
   Increase in due from Old Mutual
      Absolute Return Fund, L.L.C.                                           (110,023)
   Decrease in due from Old Mutual
      Absolute Return Institutional Fund, L.L.C.                               99,020
   Decrease in payable to Adviser                                            (100,750)
   Decrease in professional fees payable                                      (58,739)
   Decrease in administration fees payable                                     (2,243)
   Decrease in Board of Managers' fees payable                                 (1,875)
   Decrease in other accrued expenses                                            (750)
                                                                          -----------
Net cash used in operating activities                                      (1,286,547)
                                                                          -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sale of Interests                                             5,583,753
Redemption of Interests, net of change in redemption payable                 (886,208)
                                                                          -----------
Net cash provided by financing activities                                   4,697,545
                                                                          -----------
NET INCREASE IN CASH AND CASH EQUIVALENTS                                   3,410,998
Cash and cash equivalents, beginning of Year                                  226,877
                                                                          -----------
CASH AND CASH EQUIVALENTS, END OF YEAR                                    $ 3,637,875
                                                                          ===========
SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES
Redemption payable                                                        $ 1,460,002
                                                                          ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                              Financial Highlights

                                        For the year     For the year    November 1, 2006*
                                            ended            ended               to
                                       March 31, 2009   March 31, 2008     March 31, 2007
                                       --------------   --------------   -----------------
Total Return                                (1.73)%           8.83%            3.95%(1)
Net assets, end of period (in 000's)      $15,966          $12,957          $11,017
Ratio to average members' capital:
   Expenses (2)                              0.98%            2.86%            2.93%(3)
   Net investment loss                      (0.68)%          (2.56)%          (2.52)%(3)
Portfolio turnover rate (5)                 52.98%           25.01%            2.52%(4)

*    Commencement of operations.

(1)  Total return is for the period indicated and has not been annualized.

(2)  Expenses of Portfolio Funds are not included in the expense ratio.

(3)  Annualized.

(4)  Not annualized.

(5) Portfolio turnover rate is the lesser of purchases or proceeds from sales of investments in portfolio funds during the period divided by the average value of investments in portfolio funds held during the period

Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                          Notes to Financial Statements
                                 March 31, 2009

1. ORGANIZATION

Old Mutual Absolute Return Master Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act") with the United States Securities and Exchange Commission (SEC), as a non-diversified, closed-end, management investment company, which was formed on April 25, 2006 and commenced operations on November 1, 2006. The Fund is a master fund in a master/feeder structure into which its feeder funds, Old Mutual Absolute Return Fund, L.L.C. (the "Feeder Fund") and Old Mutual Absolute Return Institutional Fund, L.L.C. (the "Institutional Feeder Fund"), (collectively, the "Feeders" or "Members"), invest substantially all of their assets. As of March 31, 2009, the Feeder Fund's investment in the Fund represented 92.1% Members' Capital, the Institutional Feeder Fund's investment in the Fund represented 0.9 % of Members' Capital and an affiliate of the Adviser (as defined in Note 3.A.) had an investment in the Fund which represented 7.0% of Members' Capital.

The Fund employs a "fund of funds" investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund is similar to a private investment fund in that it is actively managed and interests in the Feeders ("Interests") are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it has registered as an investment company under the 1940 Act.

The Fund's investment objective is to seek to generate attractive returns while attempting to reduce volatility. The Fund invests its assets primarily in private investment funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America and the rules and regulations of the SEC. The following is a summary of the significant accounting policies followed by the Fund:

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. Valuation of Portfolio Investments at Fair Value and Investment Transactions

In September, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards ("SFAS") No. 157 "Fair Value Measurements", which provides enhanced guidance for using fair value to measure assets and liabilities. The Master Fund adopted SFAS No. 157 on April 1, 2008. SFAS No. 157 establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under SFAS No. 157 are described below:

- Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

- Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

- Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The net asset value of the Fund is determined by or at the discretion of the Administrator as of the close of business as of the end of each month in accordance with the valuation principles as may be determined from time to time pursuant to policies established by the Fund's Board of Managers (the "Board"). The net asset value of the Fund is primarily based on the fair value of each of its interests in Portfolio Funds. Ordinarily, these values are determined by the Portfolio Managers of the Portfolio Funds in accordance with the Portfolio Funds' valuation policies and as reported by the Portfolio Managers. As a general matter, the fair value of the Fund's interest in a Portfolio Fund represents the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.

The Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its assets. The Adviser or, in certain cases, the Fund's Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Fund's interests in a Portfolio Fund. The following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In its determination of fair value the Board considers subscription and redemption rights, including any restrictions on the redemptions from the Portfolio Funds. Investments in portfolio funds are included in Level 3 of the fair value hierarchy. Any such decision must be made in good faith, and subject to the review and supervision of the Board.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis. Investment transactions are recorded on the effective date of the subscription to or redemption from the Portfolio Fund.

Interest income is recorded on an accrual basis and consists of interest earned on cash balances.

As required by SFAS No. 157, investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 consider several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Master Fund's investments are measured at March 31, 2009:

                                   Level 1 --
                                 Quoted Prices    Level 2 --
                                   in Active     Significant    Level 3 --
                                  Markets for       Other       Significant
                                   Identical      Observable   Unobservable     Total as of
                                     Assets         Inputs        Inputs      March 31, 2009
                                 -------------   -----------   ------------   --------------
Investments in Portfolio Funds     $       --        $--        $13,120,880     $13,120,880
Cash Equivalents                    3,637,875         --                 --       3,637,875
                                   ----------        ---        -----------     -----------
Totals                             $3,637,875        $--        $13,120,880     $16,758,755
                                   ==========        ===        ===========     ===========

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

  Beginning      Realized and                        Ending
Balance as of     unrealized     Net purchase/    Balance as of
April 1, 2008   gains/(losses)       sales       March 31, 2009
-------------   --------------   -------------   --------------
 $10,713,013       $(172,552)       $2,580,419     $13,120,880
 -----------       ---------        ----------     -----------

Realized and unrealized gains and losses are included in net gain (loss) on investments in the statement of operations. The change in unrealized gains (losses) for the year ended March 31, 2009 for investments still held at March 31, 2009 of ($651,849) is reflected in net change in unrealized appreciation/ depreciation on investments if Portfolio Funds.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. Recent Accounting Pronouncements

In February 2008, the FASB issued FASB Staff Position No. FAS 157-2 (FSP 157-2), EFFECTIVE DATE OF FASB STATEMENT NO. 157. FSP 157-2 deferred the effective date of SFAS No. 157 for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis, until fiscal years beginning after November 15, 2008. As a result of FSP 157-2, management will adopt SFAS No. 157 for any nonfinancial assets and nonfinancial liabilities effective April 1, 2009. Management does not believe the adoption of FSP FAS 157-2 will have a material impact on the Fund's financial statements upon adoption.

In October 2008, the FASB issued FSP FAS 157-3, DETERMINING THE FAIR VALUE OF A FINANCIAL ASSET WHEN THE MARKET FOR THAT ASSET IS NOT ACTIVE. FSP FAS 157-3 is consistent with the joint press release the FASB issued with the Securities Exchanges Commission on September 30, 2008, which provides general clarification guidance on determining fair value under FASB 157 when markets are inactive. FSP FAS 157-3 specifically addresses the use of judgement in determining whether a transaction in a dislocated market represents fair value, the inclusion of the market participant risk adjustments when an entity significantly adjusts observable market data based on unobservable inputs, and the degree of reliance to be placed on broker quotes or pricing services. FSP FAS 157-3 was effective October 10, 2008 and was adopted prospectively. Management has determined that the adoption of FSP FAS 157-3 did not have a material impact on the Fund's financial statements upon adoption.

D. Income Taxes

Counsel to the Fund rendered an opinion that the Fund will be classified as a partnership and not as an association taxable as a corporation for Federal tax purposes. Counsel to the Fund also rendered its opinion that, under a "facts and circumstances" test, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.

On April 1, 2007, the Fund adopted the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. For the year ended march 31, 2009, management concluded that no accrual relating to FIN 48 was necessary.

The aggregate income tax basis of investments was $13,296,693. Net unrealized appreciation on investments for income tax purposes was ($175,813), consisting of $939,456 of gross unrealized appreciation and ($1,115,269) of gross unrealized depreciation.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

E. Distribution Policy

The Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to Members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

F. Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distribution will be classified as investment income.

G. Cash

As of March 31, 2009, cash consists of an investment in a money market fund affiliated with the Administrator (as defined in Note 3).

3. RELATED PARTY TRANSACTIONS AND OTHER

A. Related Party Transactions

Larch Lane Advisors LLC (the "Adviser"), a Delaware limited liability company, serves as the investment adviser of the Fund. The Adviser is a registered investment adviser (RIA) under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). LLA Holdings, LLC, the special member of the Adviser, owns a majority of the Adviser and is an indirect majority-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual plc, a London exchange listed international financial services firm. OMUSH is also a member of the Fund. OMUSH did not purchase or sell any Interests during the year ended March 31, 2009 and owns $1,111,465, which is 7.0% of Interests as of March 31, 2009. The Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund. The Adviser has also paid various expenses for the Fund for which the Fund has a non-interest bearing payable which is due upon demand. The accompanying Statement of Assets and Liabilities includes a payable to Adviser of $88,257.

Under the agreement with the Adviser, the Fund does not pay any investment management fee to the Adviser. The fees are paid at the Feeder Fund level. However, under the agreement, in the event the Adviser ceases to serve as the Adviser to each Feeder, the Master Fund would then be subject to a fee that is calculated and payable in accordance with the lowest annual rate that had most recently been charged by the Adviser to a Feeder.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

3. RELATED PARTY TRANSACTIONS AND OTHER (CONCLUDED)

The Fund and the Feeder Fund have entered into a Master/Feeder Agreement dated October 13, 2006 and the Fund and the Institutional Feeder Fund have entered into a Master/Feeder Agreement. Pursuant to the agreement, the Fund and the Feeders will each have the same investment objective and substantially the same investment policies. The Feeders will pursue their investment objectives by investing on an ongoing basis substantially all of their investable assets in the Fund in exchange for limited liability company interests in the Fund. The Master/Feeder Agreements will remain in effect unless terminated by the Fund or the Feeders.

B. Other

Pursuant to an administrative services, SEI Investments Global Funds Services (the "Administrator"), provides various administrative services to the Fund and the Feeders, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Interests; reviewing and, subject to approval by the Fund, accepting subscriptions for Interests and accepting payment therefore; performing all acts related to the repurchase of Interests; and performing all other clerical services necessary in connection with the administration of the Fund.

In consideration for the services provided by the Administrator, the Fund pays the Administrator a monthly fee calculated and assessed monthly in arrears at an annualized rate of 0.01% of the Fund's net assets, subject to increases annually in the minimum annual fee.

SEI Private Trust Company (the "Custodian") serves as the custodian for the assets of the Fund. In consideration for the services provided by the Custodian, the Fund pays the Custodian a monthly fee at an annualized rate of 0.0075% of the Fund's net assets, subject to a minimum annual fee of $1,500. The agreement will remain in effect unless terminated by the Fund or the Custodian.

The Fund is managed by the Board of Managers (the "Board") and each member of the Board who is not an "interested manager" of the Fund, as defined by the 1940 Act (the "Independent Managers"), is entitled to an annual retainer of $2,500 and will be reimbursed by the Fund for travel-related expenses. The Independent Managers of the Board are Gerald Hellerman, Paul D. Malek, and George W. Morriss.

4. FUND EXPENSES

The Fund bears its own operating expenses. These operating expenses include, but are not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, investment-related interest expenses, all costs and expenses directly related to portfolio transactions and positions, transfer taxes and premiums and taxes withheld on foreign dividends); any non-investment related interest expense; fees and disbursements of any attorneys or accountants engaged on behalf of the Fund; entity-level taxes, audit and tax preparation fees and expenses; administrative expenses and fees of the Fund; custody expenses of the Fund; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond for the Fund; fees and travel-related expenses of the Board of the Fund who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the sub-Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

4. FUND EXPENSES (CONCLUDED)

Amounts shown as expenses in the statement of operations and financial highlights include only those expenses charged directly to the Fund and do not reflect management fees, advisory fees, brokerage commissions and other fees and expenses incurred by the Portfolio Funds in which the Fund invested. These amounts are included in realized and unrealized gain (loss) on investments in funds in the statement of operations.

The Fund also indirectly bears fees and expenses of the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager.

5. BORROWINGS

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds that are not registered investment companies are not subject to this requirement. The Fund had no borrowings during the year ended March 31, 2009.

6. CAPITAL ACCOUNTS AND ALLOCATIONS

The Fund maintains a separate capital account for each Member. The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) are credited to or debited against the capital accounts of Members as of the end of each fiscal period in accordance with their respective investment percentages for the period. Each Member's investment percentage is determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members.

A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of: (i) the last day of each fiscal year (March 31); (ii) the last day of each taxable year (December 31); (iii) the day preceding the date as of which any contributions to the capital of the Fund is made; (iv) any day as of which the Fund repurchases the Interest (or portion thereof) of any Member; or (v) any day as of which any amount is credit to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

7. SUBSCRIPTIONS AND REDEMPTIONS OF INTERESTS

The Board may admit one or more Members generally at the beginning of each month; provided, however, that the Fund may, in the discretion of the Board, admit Members more or less frequently.

No Member or other person holding an Interest or portion thereof shall have the right to require the Fund to repurchase that Interest or portion thereof. The Board, in its sole discretion and on such terms and conditions as it may determine, may cause the Fund to repurchase Interests or portions thereof pursuant to written tenders. However, the Fund shall not offer to repurchase Interests on more than four occasions during any one fiscal year; provided that offers made more than semi-annually in any taxable year shall only be accepted if Members give at least 65 days' notice of their acceptance in any tax year, unless it has consulted with counsel to the Fund and determined that more frequent offers would not cause any adverse tax consequences to the Fund or the Members. In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board shall consider, among other things, the recommendation of the Adviser.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Portfolio Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing options contracts, and swap contracts. The Fund's risk of loss in the Portfolio Funds is limited to the value of the Fund's Investment.

9. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. CONCENTRATIONS OF RISK

The Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act which invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds' net asset value.

The Fund may invest in a limited number of Portfolio Funds. Such concentration may result in additional risk. The Portfolio Funds may enter into the following transactions and certain of the related risks are described below:

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

10. CONCENTRATIONS OF RISK (CONTINUED)

A. Short Sales

Short sales are sales of securities that are not owned or that are not intended for delivery and the seller will therefore be obligated to purchase such securities at a future date. The value of the open short position is recorded as a liability, and the seller records unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. A realized gain or loss is recorded when the short position is closed out. By entering into short sales, the seller bears the market risk of increases in value of the security sold short in excess of the proceeds received.

B. Swap Agreements

A swap contract is a contract under which two parties agree to make periodic payments to each other based on the value of a security, a specified interest rate, an index or the value of some other instrument applied to a stated or "notional" amount. Swaps are subject to various types of risk, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

C. Options

The Portfolio Funds may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount.

D. Futures Contracts

The Portfolio Funds may use futures contracts for hedging and non-hedging purposes. Upon entering into a futures contract, the Portfolio Funds are required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. Pursuant to the contract, the Portfolio Funds agree to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio Funds as unrealized gains or losses. When the contract is closed, the Portfolio Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The use of futures transactions includes the risk of imperfect correlation in movements in the price of futures contracts, interest rates, underlying hedged assets, and the possible inability of the counterparties to meet the terms of their contracts.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

10. CONCENTRATIONS OF RISK (CONTINUED)

E. Leverage Transactions

In order to obtain more investable cash, the Portfolio Funds may use various forms of leverage including purchasing securities on margin. Such leverage may allow the Portfolio Funds to increase partners' capital at a greater rate during favorable markets, but also may lead to a more rapid decrease in partners' capital in unfavorable markets. A margin transaction consists of purchasing an investment with money loaned by a broker and agreeing to repay the broker at a later date. Interest expense on the outstanding margin balance is based on market rates at the time of the borrowing.

F. Forward Foreign Currency Contracts

The Portfolio Funds may enter into forward foreign currency contracts. Forward contracts are over-the-counter contracts for delayed delivery of currency in which the buyer agrees to buy and the seller agrees to deliver a specified currency at a specified price on a specified date. Because the terms of forward contracts are not standardized, they are not traded on organized exchanges and generally can be terminated or closed-out only by agreement of both parties to the contract. All commitments are marked to market on each valuation date at the applicable foreign exchange rate and any resulting unrealized gain or loss is recorded on such date. The Portfolio Fund realizes gains and losses at the time forward contracts are extinguished or closed upon entering into an offsetting contract.

G. Repurchase Agreements

Repurchase agreements are agreements under which a Portfolio Fund or the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Portfolio Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Portfolio Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Portfolio Fund is able to dispose of them.

H. Reverse Repurchase Agreements

Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of a Portfolio Fund's investment portfolio.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

10. CONCENTRATIONS OF RISK (CONTINUED)

I. Lending Portfolio Securities

Portfolio Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which afford it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Sub-Manager may not exceed 33-1/3% of the value of a Portfolio Account's total assets, and, in respect of such transactions, the Portfolio Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

J. When-Issued and Forward Commitment Securities

Portfolio Managers may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

K. Restricted and Illiquid Investments

Portfolio Funds may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

10. CONCENTRATIONS OF RISK (CONCLUDED)

L. Liquidity

The Portfolio Funds provide for periodic redemptions, with lock-up provisions ranging from one year to three years from the initial investment. The liquidity provisions shown on the Schedule of Investments apply after the lock-up provisions expire.

Certain Portfolio Funds may restrict the ability of investors to redeem their interests in the fund, whether temporarily or during a liquidation of the Portfolio Fund, and may seek to amend their liquidity provisions and impose additional restrictions on investor liquidity. Certain Portfolio Funds may permit withdrawals on a date other than as provided under standard liquidity terms subject to the payment of certain additional fees or charges.

M. Credit Risk

The Fund will be exposed to credit risk on Portfolio Funds with whom they trade and will always bear the risk of settlement on default.

N. Interest Rate Risk

A number of the underlying funds that the Fund invests in may be interest rate sensitive, which means that their value and consequently, the New Asset Value of the Fund, may fluctuate as interest rates fluctuate.

11. INVESTMENT TRANSACTIONS

For the year ended March 31, 2009, the Fund made investments in Portfolio Funds in the amount of $9,469,611 and redeemed investments in Portfolio Funds in the amount of $6,889,192.

12. INVESTMENTS

As of March 31, 2009 the Fund had investments in twenty-one Portfolio Funds, none of which are related parties.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

12. INVESTMENTS (CONTINUED)

The Fund limits its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Fund will equal or exceed 25% of the Portfolio Fund's assets, or such lower percentage limit as may be determined by the Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

Portfolio Funds' Investment Strategies:

CTA/FUTURES/CURRENCY

Commodity Trading Advisor managers will typically have portfolio funds employing this particular strategy purchase and sell local or foreign currency, commodity futures and options or such futures contracts based on supply and demand factors affecting price within each market. Certain Portfolio funds also use commodity-related equities to implement their strategies.

EQUITY LONG BIAS

Equity Long Bias managers will typically have portfolios of long equities as well as some short positions. Unlike variable bias or market neutral, Equity Long Bias managers are expected to average at least 70% net long (gross long positions minus short positions). Leverage may be employed, though likely at a lower amount than market neutral or variable bias strategies. This strategy will show a high degree of correlation to equity markets, as the majority of their profits will stem from their long positions. Short positions will typically be used to hedge though may also be opportunistic in nature.

EQUITY MARKET NEUTRAL

Equity Market Neutral managers will typically have portfolios of long equities and short equities in equal amounts. While this strategy does offer some flexibility, managers in this strategy are expected to keep their net exposure within +/-20%. Leverage will be employed. Short positions can be hedges or profit centers. While an overall fund can be market neutral, managers may take sector exposure (though many do not). This strategy should show little correlation to equity markets, as returns are driven by stock picking, or in the case of quantitatively driven strategies, factors.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

12. INVESTMENTS (CONCLUDED)

Portfolio Funds' Investment Strategies (concluded):

EQUITY SHORT BIAS

Equity Short Bias managers will typically have portfolios of short equities as well as some long positions. Leverage may be employed, though likely at a lower amount than market neutral or variable bias strategies. This strategy will show a low degree of correlation to equity markets, as the majority of their profits are expected to stem from their short positions. Long positions will typically be used to hedge though may also be opportunistic in nature.

EQUITY VARIABLE BIAS

Equity Variable Bias managers will typically have portfolios of long equities and short equities. As per the strategy name, net exposure is variable, ranging from net long to net short to market neutral. Security selection may either be fundamental or quantitative while net exposure can be either bottom up (security specific) or top down (macro driven). Leverage is also variable, with some managers in this strategy using little or no leverage while others may use substantial leverage; typically, leverage will be lower than found in Equity Market Neutral. Short positions can be hedges or profit centers. While the bulk of the portfolio should consist of equities, indices, ETFS, options and futures may also be used. This strategy's correlation to equity markets will vary, with returns are driven by stock picking as well as net positioning.

EVENT DRIVEN

Event Driven managers will typically employ strategies that involve investing in companies experiencing significant corporate changes. Mispricings arise from events such as spin-offs, restructurings, stub trades, or other corporate changes that the broad market does not fully comprehend and appropriately value. This strategy also includes activist managers who take controlling stakes in companies and force the "event" internally.

GLOBAL MACRO

Global macro strategies generally utilize analysis of macroeconomic, geopolitical, and financial conditions to develop views on country, regional or broader economic themes and then seek to capitalize on such views by trading in securities, commodities, interest rates, currencies and other instruments.

RELATIVE VALUE

Relative Value managers typically seek risk-adjusted absolute returns with volatility and correlation lower than the broad equity markets by allocating assets to Advisors that operate primarily in the global relative value sector. Relative value strategies seek to profit from the mispricing of financial instruments, capturing spreads between related securities that deviate from their fair value or historical norms. Directional and market exposure is generally held to a minimum or completely hedged. Strategies that may be utilized in the relative value sector include convertible arbitrage, equity arbitrage and fixed-income arbitrage. Other strategies may be employed as well.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (concluded)

13. SUBSEQUENT EVENTS

Effective April 1, 2009, OMUSH transferred its ownership interest in the Master Fund of approximately $1,111,500 to Old Mutual Absolute Return Institutional Fund, L.L.C. in exchange for 11,005 units of the Fund.

Additionally, a Portfolio Fund constituting 3.6% of Members' capital as of March 31, 2009, has announced that it is imposing a "gate" or a limit on the amount of interests that may be redeemed in a single redemption period.

From April 1, 2009 through May 26, 2009, the Fund received subscriptions in the amount of $692,750.

                 Old Mutual Absolute Return Master Fund, L.L.C.
             Board of Managers and Officers of the Fund (unaudited)

                                                                                      NUMBER OF
                                                                                      FUNDS IN
                                                                                        FUND
                           TERM OF                                                     COMPLEX
NAME, AGE, AND            OFFICE* AND                                                 OVERSEEN               OTHER
POSITION WITH             LENGTH OF                PRINCIPAL OCCUPATION                  BY           DIRECTORSHIPS HELD
THE FUND                 TIME SERVED               DURING PAST 5 YEARS                 MANAGER            BY MANAGERS
--------------------   ----------------   --------------------------------------      ---------   ---------------------------
                                              DISINTERESTED MANAGERS

Gerald Hellerman       Indefinite/Since   Principal, Hellerman Associates                     6   Director, The Mexico Equity
Year of Birth: 1937    October 2006       (financial and corporate consulting),                   and Income Fund, Inc.;
Manager                                   1993 - present; Chief Compliance                        Director, MVC Capital, Inc.
                                          Officer, The Mexico Equity and Income
                                          Fund, Inc., June 2001 - present.

Paul D. Malek          Indefinite/Since   General Counsel, Stonehill Capital                  6   None
Year of Birth: 1967    October 2006       Management LLC, April 2009 - present;
Manager                                   General Counsel, Latigo Partners, LP,
                                          February 2006 - March 2009; Associate,
                                          Milbank, Tweed, Hadley & McCloy
                                          LLP, May 2001 - January 2006.

George W. Morriss      Indefinite/Since   Executive Vice President and Chief                  6   Trustee/Director, open-end
Year of Birth: 1947    October 2006       Financial Officer, People's Bank                        and closed-end funds in
Manager                                   (financial services company), 1991-2001.                Neuberger Berman Fund
                                                                                                  Complex
                                                     INTERESTED MANAGER

Matthew Appelstein**   Indefinite/Since   Executive Vice President/Head of                    6   Director, Old Mutual Global
Year of Birth: 1961    April 2008         Institutional Sales and Marketing, 2009-                Funds plc; Trustee, Old
Manager, President                        present; Senior Vice President of Product               Mutual/Claymore Long-
and Chief Executive                       Strategy and Retirement Solution                        Short Fund; Trustee,
Officer                                   Planning, Old Mutual (US) Holdings                      TS&W/Claymore Tax-
                                          Inc., 2007-2009; Head of Investment                     Advantage Balanced Fund;
                                          Services and Product Development, Old                   Manager, Acadian.
                                          Mutual (US) Holdings, Inc., 2003-2007.

** Mr. Appelstein is a Manager who may be deemed an "interested person" of the Fund, as that term is defined by the 1940 Act, because he is the Principal Executive Officer of the Fund and he is an officer of an affiliate of the Adviser.

                           TERM OF
NAME, AGE, AND            OFFICE* AND
POSITION WITH             LENGTH OF
THE FUND                  TIME SERVED      PRINCIPAL OCCUPATION DURING PAST 5 YEARS
--------------------   ----------------   -----------------------------------------
                                      OFFICERS

Ross Weissman          Indefinite/Since   Chief Financial Officer, Larch Lane
Year of Birth: 1970    October 2006       Advisors LLC, 2005 - present;
Treasurer and Chief                       Controller and Chief Financial
Financial Officer                         Officer, Larch Lane Advisors LP, 1999
                                          - 2005.

M. Todd Williams       Indefinite/Since   Chief Compliance Officer and Chief
Year of Birth: 1972    October 2006       Legal Officer, Larch Lane Advisors
Chief Compliance                          LLC, 2003 - present; Assistant General
Officer                                   Counsel, Ranger Capital, March 2003 -
                                          July 2003; Associate, Akin Gump
                                          Strauss Hauer & Feld, LLP, September
                                          1998 - February 2003.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. For the fiscal year ended March 31, 2009, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of this code of ethics is filed with this form N-CSR under Item 12 (a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of managers has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Gerald Hellerman. Mr. Hellerman is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Aggregate fees for services rendered by Anchin, Block & Anchin LLP ("Anchin") to Old Mutual Absolute Return Master Fund (the "Fund") for the fiscal year ended March 31, 2008, are as follows:

                                                               2008
                         --------------------------------------------------------------------------------
                              All fees and         All fees and services   All other fees and services to
                          services to the Fund     to service affiliates     service affiliates that did
                         that were pre-approved   that were pre-approved      not require pre-approval
                         ----------------------   ----------------------   ------------------------------
(a) Audit Fees(1)                $62,695                    N/A                          N/A
(b) Audit-Related Fees           $     0                    N/A                          N/A
(c) Tax Fees                     $24,920                    N/A                          N/A
(d) All Other Fees(2)            $     0                    N/A                          N/A

Aggregate fees for services rendered by Rothstein, Kass & Company, P.C. ("Rothstein") to Old Mutual Absolute Return Master Fund (the
"Fund") for the fiscal year ended March 31, 2009, are as follows:

                                                               2009
                         --------------------------------------------------------------------------------
                              All fees and         All fees and services   All other fees and services to
                          services to the Fund     to service affiliates     service affiliates that did
                         that were pre-approved   that were pre-approved      not require pre-approval
                         ----------------------   ----------------------   ------------------------------
(a) Audit Fees(1)                $55,000                    N/A                          N/A
(b) Audit-Related Fees           $     0                    N/A                          N/A
(c) Tax Fees                     $20,000                    N/A                          N/A
(d) All Other Fees(2)            $     0                    N/A                          N/A

Notes:

(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2) Non-audit fees include amounts related to services provided in order to provide auditor consents for audits to be included in subsequent filings.

(e)(1) The registrant's Audit Committee pre-approves the principal accountant's engagements for audit and non-audit services to the registrant and, as required, non-audit services to service affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant's independence.

(e)(2) Percentage of fees billed by Anchin applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                     2008
                     ----
Audit-Related Fees     0%
Tax Fees               0%
All Other Fees         0%

     Percentage of fees billed by Rothstein applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                     2009
                     ----
Audit-Related Fees     0%
Tax Fees               0%
All Other Fees         0%

(f)  Not applicable.

(g) The amount of non-audit fees that were billed by Anchin for services rendered to (i) the registrant, and (ii) the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2008, were $0.

     The amount of non-audit fees that were billed by Rothstein for services rendered to (i) the registrant, and (ii) the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2009, were $90,000.

(h)  Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following is the Proxy Voting Policies and Procedures of Larch Lane Advisors LLC (the "Adviser") in its entirety:

The Firm provides investment advisory services to private investment funds and managed accounts, and invests the assets of these Funds and accounts in securities issued by private issuers. Through these private issuers the Firm may be delegated the right to vote, on behalf of the Funds and accounts, proxies received from companies, the securities of which are owned by the underlying private issuers in which the Funds and accounts have invested. In addition, from time to time, the private issuers may amend or revise their governing documents or seek investor consents. The Firm has authority to vote proxies relating to such securities on behalf of the Funds and accounts it manages.

The Securities and Exchange Commission (the "SEC") has adopted Rule 206(4)-6 under the Investment Advisers Act. Under this rule, registered investment advisers that exercise voting authority over securities held in client portfolios are required to implement proxy voting policies and describe those policies to their clients.

The Investment Committee (which may delegate a Proxy Committee for this purpose) is responsible for making all proxy voting decisions in accordance with these proxy voting policy and procedures (the "POLICIES"). The investment team is responsible for the actual voting of all proxies in a timely manner, while the Compliance Officer is responsible for monitoring the effectiveness of the Policies. (SEE Section IV, "Procedures for Proxies".)

The Policies attempt to generalize a complex subject. The Firm may, from time to time, determine that it is in the best interests of its clients to depart from specific policies described herein. The rationale for any such departure will be memorialized in writing by the Compliance Officer.

I. GENERAL POLICY

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, "PROXIES"), in a manner that reasonably furthers the best interests of the Funds managed by the Firm and is consistent with the investment philosophy as set forth in the relevant investment management documents, as determined by the Firm in its discretion, and taking into account relevant factors, including, but not limited to:

-    the impact on the value of the securities;

-    the anticipated costs and benefits associated with the proposal;

-    the effect on liquidity; and

-    customary industry and business practices.

II. SPECIFIC POLICIES

A. ROUTINE MATTERS

Routine matters are typically proposed by Management (as defined below) of a company and meet the following criteria: (i) they do not measurably change the structure, management, control or operation of the company; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company.

For routine matters, the Firm will vote in accordance with the recommendation of the company's management, directors, general partners, managing members or trustees (collectively, the "MANAGEMENT"), as applicable, unless, in the Firm's opinion, such recommendation is not in the best interests of the investing Funds or accounts.

1. GENERAL MATTERS

The Firm will generally vote FOR proposals:

     -    to set time and location of annual meeting;

     -    to change the fiscal year of the company; and

     -    to change the name of a company.

2. BOARD MEMBERS

A. ELECTION OR RE-ELECTION. The Firm will generally vote FOR Management proposals to elect or re-elect Board members.

B. FEES TO BOARD MEMBERS. The Firm will generally vote FOR proposals to increase fees paid to Board members, unless it determines that the compensation exceeds market standards.

3. CAPITAL STRUCTURE

The Firm will generally vote FOR proposals to change capitalization, including to increase authorized common shares or to increase authorized preferred shares, as long as the proposal does not either: (i) establish a class or classes of shares or interests with terms that may disadvantage the class held by the investing Funds or accounts or (ii) result in disproportionate voting rights for preferred shares or other classes of shares or interests.

4. APPOINTMENT OF AUDITORS

The Firm will generally vote FOR the approval of auditors and proposals authorizing the Board to fix auditor fees, unless:

     - the Firm has serious concerns about the accountants presented, including their independence, or the audit procedures used; or

     -    the auditors are being changed without explanation.

B. NON-ROUTINE MATTERS

Non-routine matters involve a variety of issues and may be proposed by a company's Management or beneficial owners (I.E., shareholders, members, partners, etc. (collectively, the "OWNERS")). These proxies may involve one or more of the following: (i) a measurable change in the structure, management, control or operation of the company; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the company; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of incorporation applicable to the company.

1. BOARD MEMBERS

A. TERM LIMITS. The Firm will generally vote FOR proposals to require a reasonable retirement age (E.G., 72) for Board members, and will vote on a CASE-BY-CASE basis on proposals to attempt to limit tenure.

B. REPLACEMENT. The Firm will generally vote AGAINST proposals that make it more difficult to replace Board members, including proposals:

     -    to stagger the Board;

     -    to overweight Management representation on the Board;

     - to introduce cumulative voting (cumulative voting allows the Owners to "stack" votes behind one or a few individuals for a position on the Board, thereby giving minority Owners a greater chance of electing the Board member(s));

     -    to introduce unequal voting rights;

     -    to create supermajority voting; or

     -    to establish pre-emptive rights.

C. LIABILITY AND INDEMNIFICATION. In order to promote accountability, the Firm will generally vote AGAINST proposals to limit the personal liability of Board members for any breach of fiduciary duty or failure to act in good faith.

D. OWNERSHIP ISSUES. The Firm will generally vote FOR proposals that require Management to own a minimum interest in the company. The purpose of this policy is to encourage the alignment of Management's interests with the interests of the company's Owners. However, the Firm will generally vote AGAINST proposals for stock options or other compensation that grant an ownership interest for Management IF SUCH PROPOSALS offer greater than 15% of the outstanding securities of a company because such options may dilute the voting rights of other Owners of the company.

2. COMPENSATION, FEES AND EXPENSES

In general, the Firm will vote AGAINST proposals to increase compensation, fees or expenses to be paid to the company's Owners, unless the Firm determines that the benefits resulting to the company and its Owners justifies the increased compensation, fees or expenses.

In many circumstances, where private investment funds seek to change material terms such as compensation, fee and expense terms, the Firm will examine the investment opportunity anew in light of the proposed new terms, considering the private investment funds returns, portfolio and strategy allocations, alternative investment opportunities and other factors generally considered when making an investment decision. When applying this examination, the Firm may vote for proposals where the circumstances of a particular investment justify the revised compensation, fee and expense terms.

3. VOTING RIGHTS

The Firm will generally vote AGAINST proposals:

     -    to introduce unequal voting or dividend rights among the classes;

     - to change the amendment provisions of a company's charter documents by removing Owner approval requirements;

     - to require supermajority (2/3) approval for votes rather than a simple majority (1/2);

     -    to restrict the Owners' right to act by written consent; or

     - to restrict the Owners' right to call meetings, propose amendments to the articles of incorporation or other governing documents of the company or nominate Board members.

The Firm will generally vote FOR proposals that eliminate any of the foregoing rights or requirements.

4. TAKEOVER DEFENSES AND RELATED ACTIONS

The Firm will generally vote AGAINST any proposal to create any plan or procedure designed primarily to discourage a takeover or other similar action, including "poison pills". Examples of "poison pills" include:

     -    large increases in the amount of stock authorized but not issued;

     - blank check preferred stock (stock with a fixed dividend and a preferential claim on company assets relative to common shares, the terms of which are set by the Board at a future date without further action by the Owners);

     - compensation that would act to reward Management as a result of a takeover attempt, whether successful or not, such as revaluing purchase price of stock options, or "golden parachutes";

     - fixed price amendments that require a certain price to be offered to all Owners based on a fixed formula; and

     - greenmail provisions that allow a company to make payments to a bidder in order to persuade the bidder to abandon its takeover plans.

The Firm will generally vote FOR proposals that eliminate any of the foregoing rights or requirements, as well as proposals to:

     - require that golden parachutes or golden handcuffs be submitted for ratification by the Owners; and

     - to opt out of state anti-takeover laws deemed by the Firm to be detrimental.

The Firm will generally vote on a CASE-BY-CASE basis regarding other proposals that may be used to prevent takeovers, such as the establishment of employee stock purchase or ownership plans.

5. REINCORPORATION

The Firm will generally vote FOR a change in the state of incorporation if the change is for valid business reasons (such as reincorporating in the same state as the headquarters of any controlling company).

6. DEBT ISSUANCE AND PLEDGING OF ASSETS FOR DEBT

The Firm will generally vote proxies relating to the issuance of debt, the pledging of assets for debt, and an increase in borrowing powers on a CASE-BY-CASE basis, taking into consideration relevant factors, including, for example:

     - the potential increase in the company's outstanding interests or shares, if any (E.G., convertible bonds); and

     - the potential increase in the company's capital, if any, over the current outstanding capital.

7. MERGERS OR ACQUISITIONS

The Firm will vote proxies relating to mergers or acquisitions on a CASE-BY-CASE basis, but will generally vote for any proposals that the Firm believes will offer fair value to its clients.

8. TERMINATION OR LIQUIDATION OF THE COMPANY

The Firm will vote proxies relating to the termination or liquidation of a company on a CASE-BY-CASE basis, taking into consideration one or more of the following factors:

     -    terms of liquidation;

     -    past performance of the company; and

     -    strategies employed to save the company.

9. SOCIAL & ENVIRONMENTAL ISSUES AND CORPORATE RESPONSIBILITY

The Firm will vote proxies relating to social and environmental issues on a CASE-BY-CASE basis, but will generally vote for any proposals that will reduce discrimination, improve protections to minorities and disadvantaged classes, and increase conservation of resources and wildlife.

The Firm will generally vote AGAINST any proposals that place arbitrary restrictions on the company's ability to invest, market, enter into contractual arrangements or conduct other activities. The Firm will also generally vote AGAINST proposals:

     -    to bar or restrict charitable contributions; or

     -    to limit corporate political activities.

10. ALL OTHER MATTERS

All other decisions regarding proxies will be determined on a CASE-BY-CASE basis taking into account the general policy, as set forth above.

C. ABSTAINING FROM VOTING OR AFFIRMATIVELY NOT VOTING

The Firm will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Firm determines that abstaining or not voting is in the best interests of the Fund or account. In making such a determination, the Firm will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (E.G., translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. The Firm will not abstain from voting or affirmatively decide not to vote a proxy if the Fund or account is a plan asset fund subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended. Furthermore, the Firm will not abstain from voting or affirmatively decide not to vote merely to avoid a conflict of interest.

III. CONFLICTS OF INTEREST

At times, conflicts may arise between the interests of the investing Funds or accounts, on the one hand, and the interests of the Firm or its affiliates, on the other hand. If the Firm determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Firm will address matters involving such conflicts of interest as follows:

A. If a proposal is addressed by the specific policies herein, the Firm will vote in accordance with such policies;

B. If the Firm believes it is in the best interest of the investing Funds or accounts to depart from the specific policies provided for herein, the Firm will be subject to the requirements of C or D below, as applicable;

C. If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Firm, the Firm may vote such proxy as it determines to be in the best interest of the investing Funds or accounts, without taking any action described in D below, provided that such vote would be against the Firm's own interest in the matter (I.E., against the perceived or actual conflict). The Firm will memorialize the rationale of such vote in writing; and

D. If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Firm, and the Firm believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Firm must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the Funds or accounts, as applicable; (c) inform the investors in the investing Funds or the owners of the investing accounts of the conflict of interest and obtain consent to (majority consent in the case of a Fund) vote the proxy as recommended by the Firm; or (d) obtain approval of the decision from the Firm's Compliance Officer and third party Legal Advisors.

IV. PROCEDURES FOR PROXIES

The Investment Committee will be responsible for determining whether each proxy is for a "routine" matter or not, as described above. All proxies identified as "routine" will be voted by the Chief Legal Officer in accordance with the Policies.

Any proxies that are not clearly "routine" will be submitted to the Investment Committee, who/which will determine how to vote each such proxy by applying the Policies. Upon making a decision, the proxy will be executed and returned to the Chief Legal Officer for submission to the company. Upon receipt of an executed proxy, the Firm's paralegal will update the investing Funds' or accounts' proxy voting record. The Chief Legal Officer is responsible for the actual voting of all proxies in a timely manner. The Compliance Officer is responsible for monitoring the effectiveness of the Policies.

In the event the Firm determines that the investing Funds or accounts should rely on the advice of an independent third party or a committee regarding the voting of a proxy, the Firm will submit the proxy to such third party or committee for a decision. The Chief Legal Officer will execute the proxy in accordance with such third party's or committee's decision.

V. RECORD OF PROXY VOTING

The Compliance Officer also will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Compliance Officer will also maintain records relating to each proxy, including (i) the determination as to whether the proxy was routine or not, (ii) the voting decision with regard to each proxy; and (iii) any documents created by the Investment Committee, or others, that were material to making the voting decision.

The Firm will maintain a record of each written request from an investor in a Fund or owner of an managed account for proxy voting information and the Firm's written response to any request (oral or written) from an investor in a Fund or owner of an managed account for proxy voting information.

The Compliance Officer will maintain such records in its offices for two years from the end of the fiscal year during which the record was created, and for an additional three years in an easily accessible place.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES (A)(1) PORTFOLIO MANAGERS

     The day-to-day management of the Fund's and the Master Fund's portfolio will be the responsibility of the Adviser's Investment Committee, which is led by Mark Jurish, the Adviser's Chief Investment Officer, and also includes Kenneth Stemme and Kevin Mirabile.

MARK JURISH, Chief Investment Officer, founded Larch Lane Advisors L.P., the predecessor entity of the Adviser, in August 1999. He has managed accounts that are managed by the Adviser from their inception. In addition, he is the founder and Chief Executive Officer of the managing entities of private investment vehicles that invest in early-stage hedge funds. Prior to joining the Adviser, Mr. Jurish was Managing Director at Paloma Partners, a firm that he joined in 1988. At Paloma, Mr. Jurish was primarily responsible for evaluating, selecting, and monitoring suitable investments for various Paloma trading entities, as well as creating and structuring new products. From 1986 to 1988, Mr. Jurish was employed at Skadden, Arps, Slate, Meagher & Flom as a specialist in financial investment modeling and management consulting. Mr. Jurish began his financial career in 1984 at Arthur Young & Company (a predecessor of Ernst & Young, LLP), an international accounting and consulting firm, where Paloma Partners was one of his main clients. He served as an Independent Trustee of an investment manager's investment grade municipal fund. Previously, he served on the Best Practices Committee of the Greenwich Roundtable and on the Board of Directors for the Managed Funds Association. Mr. Jurish received his B.A. from State University of New York at Albany and his M.B.A. in Finance from New York University.

Mr. Jurish is a member of the Investment Committee.

KENNETH W. STEMME, Director of Research, joined the Adviser in April 2007. Mr. Stemme was previously a Senior Vice President and Director of Hedge Fund Investments at Northern Trust Global Advisors, where he managed approximately $1 billion in assets and chaired the Hedge Fund Investment Committee. Prior to joining Northern Trust in 2003, Mr. Stemme was a Managing Director in the Alternative Investment Group at American Express Asset Management. From 1999 to 2002, Mr. Stemme was Executive Director in the Alternative Investment Group at CIBC Oppenheimer, where he was involved in the creation and management of a registered fund of funds. From 1990 through 1998, Mr. Stemme worked at Harris Associates, last serving as a research associate. Mr. Stemme received his B.A. from Cornell University and his M.B.A. from DePaul University.

Mr. Stemme is a member of the Investment Committee.

KEVIN MIRABILE, Chief Operating Officer, joined the Adviser in May 2008. Immediately prior to joining Larch Lane, Mr. Mirabile was C.O.O. of Orca Asset Management, a registered investment adviser. Mr. Mirabile has over 20 years of business development, regulatory, financing, trading and sales experience with the hedge fund sector dating back to 1983. Mr. Mirabile was previously a principal at Morgan Stanley, President of the Morgan Stanley Trust Company, an Executive V.P. at Daiwa Securities and a Managing Director and Operating Committee Member of Barclays Capital. At Barclays he headed the firm's Collateralized Finance Division from 1998 to 2004, which included Global Futures, Corporate Bond and Treasury Repo and the firms multi asset class Prime Brokerage and electronic execution business. He was also responsible globally for the firm's business development and relationship management with the hedge fund sector. Mr. Mirabile is a C.P.A., a member of the A.I.C.P.A., the International Association of Financial Engineers, the Greenwich Roundtable's Founders Council and is a part-time Adjunct Professor of Finance at Fordham University's Graduate School of Business where he teaches an introductory course on hedge fund investment management. Mr. Mirabile received his B.S. in Accounting from State University of New York at Albany and his M.S. in Banking and Finance from Boston University.

Mr. Mirabile is a member of the Investment Committee.

(A)(2) OTHER FUNDS AND ACCOUNTS MANAGED

     The following table sets forth information about funds and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of March 31, 2009.

                       REGISTERED                POOLED
                  INVESTMENT COMPANIES    INVESTMENT VEHICLES       OTHER ACCOUNTS
                     MANAGED BY THE          MANAGED BY THE         MANAGED BY THE
                    PORTFOLIO MANAGER      PORTFOLIO MANAGER       PORTFOLIO MANAGER
NAME OF           --------------------   ---------------------   --------------------
PORTFOLIO                     TOTAL                   TOTAL                  TOTAL
MANAGER           NUMBER      ASSETS     NUMBER      ASSETS      NUMBER      ASSETS
---------------   ------   -----------   ------   ------------   ------   -----------
Mark Jurish          5     $33 million     15     $556 million      1     $96 million
Kenneth Stemme       5     $33 million     15     $556 million      1     $96 million
Kevin Mirabile*      5     $33 million     15     $556 million      1     $96 million

*    Mr. Mirabile assumed his role on the Investment Committee on January 16,
     2009.

                     REGISTERED INVESTMENT       POOLED INVESTMENT VEHICLES
                       COMPANIES MANAGED               MANAGED BY THE            OTHER ACCOUNTS MANAGED
                    BY THE PORTFOLIO MANAGER         PORTFOLIO MANAGER          BY THE PORTFOLIO MANAGER
                  ---------------------------   ---------------------------   ---------------------------
                                 TOTAL ASSETS                  TOTAL ASSETS                  TOTAL ASSETS
NAME OF            NUMBER WITH       WITH        NUMBER WITH       WITH        NUMBER WITH       WITH
PORTFOLIO         PERFORMANCE-   PERFORMANCE-   PERFORMANCE-   PERFORMANCE-   PERFORMANCE-   PERFORMANCE-
MANAGER            BASED FEES     BASED FEES     BASED FEES     BASED FEES     BASED FEES     BASED FEES
---------------   ------------   ------------   ------------   ------------   ------------   ------------
Mark Jurish             0             $0              3        $110 million         0             $0
Kenneth Stemme          0             $0              3        $110 million         0             $0
Kevin Mirabile*         0             $0              3        $110 million         0             $0

*    Mr. Mirabile assumed his role on the Investment Committee on January 16,
     2009.

Investment decisions at the Adviser are made with oversight by the Investment Committee. The committee holds regular meetings to discuss the investment portfolios, and their exposure in terms of risk and strategy, and to review forthcoming investment decisions.

Real, potential or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day portfolio management responsibilities with respect to more than one fund. The Portfolio Managers may manage other accounts with investment strategies similar to the Fund and the Master Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts and the Portfolio Managers may personally invest in these accounts. These factors could create conflicts of interest because Portfolio Managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund or the Master Fund. A conflict may also exist if the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund or the Master Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund or the Master Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

(A)(3) COMPENSATION

Compensation for the Portfolio Managers is a combination of a fixed salary and a bonus. The bonus paid to a Portfolio Manager for any year may be made with reference, in part, to the performance of the Fund or the Master Fund or any other fund or account managed by the Adviser during such year. The amount of salary and bonus paid to the Portfolio Managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, client interactions and teamwork support. As part of their compensation, the Portfolio Managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus, without any contribution from the Adviser, into a tax-qualified retirement plan.

(A)(4) FUND OWNERSHIP

The following table sets forth the dollar range of Units beneficially owned by the Portfolio Managers as of the date of this Prospectus.

PORTFOLIO MANAGER   DOLLAR RANGE
-----------------   ------------
Mark Jurish         None
Kenneth Stemme      None
Kevin Mirabile      None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)              Old Mutual Absolute Return Master Fund, L.L.C.


By (Signature and Title)* /s/ Matthew Appelstein
                          ----------------------------------------------
                          Matthew Appelstein
                          President & Chief Executive Officer

Date: June 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Matthew Appelstein
                          ----------------------------------------------
                          Matthew Appelstein
                          President & Chief Executive Officer

Date: June 9, 2009


By (Signature and Title)* /s/ Ross Weissman
                          ----------------------------------------------
                          Ross Weissman
                          Treasurer & Chief Financial Officer

Date: June 9, 2009

* Print the name and title of each signing officer under his or her signature.